NATIONAL ASSET
                  [LOGO]           MANAGEMENT
                                      CORE
                                   EQUITY FUND














                                  ANNUAL REPORT

                                 APRIL 30, 2001

                   National Asset Management Core Equity Fund

June 19, 2001

Dear Fellow Shareholder:

Though the stock market has been set back recently, we are still pleased to provide you with this shareholder update on results of the National Asset Management Core Equity Fund. The Fund's value did decline over the last six and twelve months along with most equity oriented mutual funds and with virtually all core equity funds. For the six months ended April 30, 2001, the Fund declined by 10.63% while the benchmark S&P 500 stock index lost 12.07%. And for the twelve months ended April 30, the Fund declined by 8.13% while the S&P lost 12.97%. We are pleased to have outpaced the benchmark during this period of market weakness.

Since inception on June 2, 1999, our Fund has earned an annualized total return of 2.57% while the S&P 500 Index annualized return was -0.96%

The goal of the Fund is to earn a high total investment return. This goal is pursued by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio among investments drawn exclusively from three distinct areas of the market: consistent growth stocks, premium yield stocks and stocks selling at below average prices to earnings. The Fund invests in stocks with these three attributes because each one has performed quite well over the long term though usually not all at the same time. This approach, which we call Multiple Attribute Diversification, helps smooth performance versus the market.

The environment turned decidedly negative for most equity investments about one year ago. The combined effect of prior Federal Reserve Bank induced interest rate hikes, rising energy prices, and a pending sharp decline in capital spending were too much for the stock market to withstand. A rising stream of earnings warnings from corporations in a wide variety of industries eventually caused the broad market averages to post declines severe enough to qualify as official bear markets.

Our portfolio is currently structured with an emphasis on companies which carry the highest quality ratings of A+ by Standard and Poor's. This definitely helped performance during much of the past year's market weakness. However, even these stocks finally declined noticeably during February and March of 2001 when almost all sectors of the market lost ground. Only utility and energy related stocks offered much protection from the market's slide.

Our Multiple Attribute Diversification philosophy continues to provide good diversification across growth, low P/E stocks and yield stocks, currently with nearly equal amounts in growth and low P/E stocks and with just slightly less in yield stocks. The Fund is also broadly diversified across the major economic

                                       2
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                   National Asset Management Core Equity Fund

sectors of the large capitalization equity market. The largest sector weighting is in the financial arena which comprises 23% of the portfolio. These stocks currently offer good relative value and are likely to benefit from the declining interest rate environment. Historically they have also been among the first sectors to recover after prior economic slow downs or recessions. Technology stocks currently represent 17% of the portfolio, a similar but slightly lower weighting than in the S&P 500 index. Our technology holdings are considered to be market leaders in their respective segments and should recover when overall tech industry conditions begin to improve along with the economy and capital spending in general.

As mentioned above, the stock market has just experienced a very weak period with the S&P 500 having declined by 21.70% over the twelve months ending March 2001. This was the weakest period since 1990. It is unusual, but not unprecedented, for the market to decline for two straight years. The calendar years 1973-74 are the most recent prior such periods in the U.S. With 2001 also having begun negatively through April, it will be interesting to see if we can avoid one of those "double dips" that occasionally transpires.

The Federal Reserve has been cutting interest rates aggressively during the first half of 2001 and the Federal government has just passed a tax cut. These welcome policy steps are aimed at improving the U.S. business environment and are now expected to result in stronger real growth and profits in 2002.

We thank you for your support and the trust you have expressed by investing in our Fund. We look forward to a long and rewarding relationship.

Sincerely,

INVESCO-NATIONAL ASSET MANAGEMENT EQUITY TEAM


Past performance of the Fund and the S&P 500 Index is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the Fund. The Fund is distributed by First Fund Distributors, Inc., 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ 85018.

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                   National Asset Management Core Equity Fund

                   National Asset Management Core Equity Fund
        Comparison of the change in value of a $10,000 investment in the
               National Asset Management Core Equity Fund versus
                   the S&P 500 Composite Stock Price Index(1).

                         Average Annual Total Return(2)
                   1 Year.............................(8.13%)
                   Since Inception (6/2/99) .......... 2.57%

                NATIONAL ASSET MANAGEMENT         S&P 500 COMPOSITE
                    CORE EQUITY FUND              STOCK PRICE INDEX
                    ----------------              -----------------
2 Jun 99                10,000                         10,000
31 Jul 99               10,410                         10,281
31 Oct 99               10,720                         10,584
31 Jan 00               10,915                         10,858
30 Apr 00               11,426                         11,341
31 Jul 00               11,266                         10,585
31 Oct 00               11,746                         10,604
31 Jan 01               11,416                         10,164
31 Apr 01               10,497                          9,324


Past performance is no guarantee of future results. Share value will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1)  The   S&P   500    Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

(2) Average annual total return represents the average change in account value over the periods indicated.

                   National Asset Management Core Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001
--------------------------------------------------------------------------------
      Shares      COMMON STOCKS: 99.45%                            Market Value
--------------------------------------------------------------------------------
                  BASIC INDUSTRY:  6.07%
       9,060      Alcoa, Inc.....................................     $ 375,084
       5,940      E. I. du Pont de Nemours and Co................       268,429
       9,180      Praxair, Inc...................................       434,489
       3,710      Weyerhaeuser Co................................       209,726
       4,060      Willamette Industries, Inc.....................       197,519
                                                                    -----------
                                                                      1,485,247
                                                                    -----------
                  CAPITAL GOODS:  12.09%
       6,450      Caterpillar, Inc...............................       323,790
      11,310      Deere & Co.....................................       464,502
      22,052      General Electric Co............................     1,070,183
       9,720      Ingersoll-Rand Co..............................       456,840
      10,620      Sanmina Corp...................................       309,573
       2,950      SPX Corp.*.....................................       332,200
                                                                    -----------
                                                                      2,957,088
                                                                    -----------
                  COMMUNICATION:  2.41%
       9,205      MCI Worldcom, Inc.*............................       167,991
       6,860      SBC Communications, Inc........................       282,975
       3,920      Tellabs, Inc.*.................................       137,631
                                                                    -----------
                                                                        588,597
                                                                    -----------
                  CONSUMER CYCLICAL:  9.63%
      19,460      Masco Corp.....................................       447,580
      10,150      Target Corp....................................       390,267
      12,056      The Home Depot, Inc............................       567,838
       9,630      The Interpublic Group of Companies, Inc........       326,939
      12,052      Wal-Mart Stores, Inc...........................       623,570
                                                                    -----------
                                                                      2,356,194
                                                                    -----------
                  CONSUMER STAPLES:  5.91%
       6,850      CVS Corp.......................................       403,808
       7,360      Safeway, Inc.*.................................       399,648
      14,980      Walgreen Co....................................       640,844
                                                                    -----------
                                                                      1,444,300
                                                                    -----------
                  ENERGY:  9.32%
       4,260      Chevron Corp...................................       411,346
      12,661      Exxon Mobil Corp...............................     1,121,765
       5,540      Schlumberger Ltd...............................       367,302
       5,230      Texaco, Inc....................................       378,024
                                                                    -----------
                                                                      2,278,437
                                                                    -----------

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                   National Asset Management Core Equity Fund

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001, CONTINUED
--------------------------------------------------------------------------------
      Shares                                                       Market Value
--------------------------------------------------------------------------------
                  FINANCE:  23.14%
      11,357      American International Group, Inc..............     $ 929,003
      10,756      Citigroup, Inc.................................       528,657
       4,750      Comerica, Inc..................................       244,292
       2,728      Commerce Bancshares, Inc.......................        92,479
       7,760      Fannie Mae.....................................       622,818
      11,230      Freddie Mac....................................       738,934
       9,965      J.P. Morgan Chase & Co.........................       478,121
       4,130      Marsh & McLennan Companies, Inc................       398,297
       4,700      MGIC Investment Corp...........................       305,453
       6,320      Morgan Stanley Dean Witter & Co................       396,833
       8,110      Radian Group Inc...............................       628,525
       4,575      The PMI Group, Inc.............................       294,172
                                                                    -----------
                                                                      5,657,584
                                                                    -----------
                  HEALTHCARE:  11.75%
       4,926      Bristol-Myers Squibb Co........................       275,856
       5,060      Johnson & Johnson..............................       488,189
      12,540      Medtronic, Inc.................................       559,284
       8,703      Merck & Co, Inc................................       661,167
       9,360      Pfizer, Inc....................................       405,288
      10,810      Tenet Healthcare Corp.*........................       482,558
                                                                    -----------
                                                                      2,872,342
                                                                    -----------
                  SERVICES:  2.54%
       9,873      Automatic Data Processing......................       535,610
       2,389      Computer Sciences Corp.*.......................        85,120
                                                                    -----------
                                                                        620,730
                                                                    -----------
                  TECHNOLOGY:  16.59%
      12,120      Altera Corp....................................       306,515
       5,800      Applied Micro Circuits Corp....................       150,916
      16,442      Cisco Systems, Inc.*...........................       279,185
      12,830      Dell Computer Corp.*...........................       337,301
       8,310      EMC Corp.......................................       329,076
      20,168      Intel Corp.....................................       623,393
       4,440      JDS Uniphase Corp.*............................        94,927
       7,020      Kimberly-Clark Corp............................       416,988
       5,290      Maxim Integrated Products, Inc*................       270,319
      10,545      Microsoft Corp.*...............................       714,424
      14,280      Oracle Corp....................................       230,765
       2,180      Siebel Systems, Inc............................        99,364

                   National Asset Management Core Equity Fund

--------------------------------------------------------------------------------
      Shares                                                       Market Value
--------------------------------------------------------------------------------

                  TECHNOLOGY, CONTINUED
       4,980      Sun Microsystems, Inc..........................      $ 85,258
       3,470      Vitesse Semiconductor Corp.*...................       117,633
                                                                    -----------
                                                                      4,056,064
                                                                    -----------

                  Total Common Stocks (Cost $25,665,326).........    24,316,583
                                                                    -----------

      Shares      SHORT-TERM INVESTMENTS:  0.55%                   Market Value
--------------------------------------------------------------------------------

     134,385      Firstar Stellar Treasury Fund
                    (Cost $134,385)..............................       134,385
                                                                    -----------
                  Total Investments in Securities
                    (Cost $25,799,711+):  100.00%................    24,450,968
                  Liabilities in Excess of Other
                    Assets:  0.00%...............................          (152)
                                                                    -----------
                  Net Assets:  100.00%...........................   $24,450,816
                                                                    ===========

*  Non-income producing security.

+ At April 30, 2001, the cost of securities for Federal tax purposes was $25,799,711. Gross unrealized appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation..................   $ 1,485,505
                  Gross unrealized depreciation..................    (2,834,248)
                                                                    -----------
                       Net unrealized depreciation...............   $(1,348,743)
                                                                    ===========

See accompanying Notes to Financial Statements.

                   National Asset Management Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
   (identified cost $25,799,711) ..............................    $ 24,450,968
  Receivables
    Securities sold ...........................................          21,638
    Dividends and interest ....................................          16,944
    Fund shares purchased .....................................             468
  Prepaid expenses ............................................           9,648
                                                                   ------------
       Total assets ...........................................      24,499,666
                                                                   ------------
LIABILITIES
  Payables
    Administration fees .......................................           3,736
    Due to Advisor ............................................           7,635
    Fund shares repurchased ...................................             676
    Securities purchased ......................................          19,661
  Accrued expenses ............................................          17,142
                                                                   ------------
       Total liabilities ......................................          48,850
                                                                   ------------

NET ASSETS ....................................................    $ 24,450,816
                                                                   ============
Net asset value, offering and redemption price per share
  [$24,450,816 / 2,354,025 shares outstanding;
  unlimited number of shares (par value $0.01) authorized] ....    $      10.39
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 25,676,649
  Undistributed net investment income .........................          13,780
  Accumulated net realized gain on investments ................         109,130
  Net unrealized depreciation on investments ..................      (1,348,743)
                                                                   ------------
       Net assets .............................................    $ 24,450,816
                                                                   ============

See accompanying Notes to Financial Statements.

                   National Asset Management Core Equity Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
     Dividends ................................................     $   138,646
     Interest .................................................          16,548
                                                                    -----------
           Total income .......................................         155,194
                                                                    -----------
  Expenses
    Advisory fees (Note 3) ....................................          72,758
    Administration fee (Note 3) ...............................          33,460
    Fund accounting fees ......................................          19,502
    Professional fees .........................................          19,308
    Transfer agent fees .......................................          12,002
    Custodian fees ............................................          11,287
    Reports to shareholders ...................................           5,787
    Trustees' fees ............................................           4,300
    Other .....................................................           4,000
    Insurance fees ............................................           1,742
    Registration fees .........................................             799
                                                                    -----------
       Total expenses .........................................         184,945
       Less: advisory fee waiver (Note 3) .....................         (46,984)
                                                                    -----------
       Net expenses ...........................................         137,961
                                                                    -----------
          Net investment income ...............................          17,233
                                                                    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain from security transactions ................         229,897
  Net change in unrealized depreciation on investments ........      (1,742,167)
                                                                    -----------
       Net realized and unrealized loss on investments ........      (1,512,270)
                                                                    -----------
          NET DECREASE IN NET ASSETS RESULTING
            FROM OPERATIONS ...................................     $(1,495,037)
                                                                    ===========

See accompanying Notes to Financial Statements.

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                   National Asset Management Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Year ended    June 2, 1999* to
                                                April 30, 2001   April 30, 2000
                                                --------------   --------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................  $     17,233     $      3,471
  Net realized gain on security
   transactions ...............................       229,897            3,214
  Net change in unrealized (depreciation) /
   appreciation on investments ................    (1,742,167)         393,424
                                                 ------------     ------------
       NET (DECREASE) / INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ..............    (1,495,037)         400,109
                                                 ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................        (6,008)            (916)
  Net realized gain on security
   transactions ...............................      (123,981)              --
                                                 ------------     ------------
                                                     (129,989)            (916)
                                                 ------------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from
   net change in outstanding shares (a) .......    15,469,987       10,206,662
                                                 ------------     ------------
  TOTAL INCREASE IN NET ASSETS ................    13,844,961       10,605,855
                                                 ------------     ------------
NET ASSETS
Beginning of period ...........................    10,605,855               --
                                                 ------------     ------------
END OF PERIOD .................................  $ 24,450,816     $ 10,605,855
                                                 ============     ============

Undistributed net investment income............  $     13,780     $         --

(a)  A summary of shares transactions is as follows:

                                   Year ended              June 2, 1999* to
                                 April 30, 2001             April 30, 2000
                         --------------------------    ------------------------
                           Shares          Value        Shares        Value
                         ----------    ------------    --------    ------------
Shares sold ..........    1,452,413    $ 15,784,263     930,366    $ 10,222,815
Shares issued in
  reinvestment of
  distributions ......        9,927         113,963          --              --
Shares redeemed ......      (37,232)       (428,239)     (1,449)        (16,153)
                         ----------    ------------    --------    ------------
Net increase .........    1,425,108    $ 15,469,987     928,917    $ 10,206,662
                         ==========    ============    ========    ============

*    Commencement of operations.

See accompanying Notes to Financial Statements.

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                   National Asset Management Core Equity Fund

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                  Year             June 2, 1999*
                                                                 ended                through
                                                             April 30, 2001        April 30, 2000
                                                            --------------        --------------
Net asset value, beginning of period ....................     $    11.42            $    10.00
                                                              ----------            ----------
Income from investment operations:
  Net investment income .................................           0.01                  0.01
  Net realized and unrealized gain / (loss)
   on investments .......................................          (0.92)                 1.42
                                                              ----------            ----------
Total from investment operations ........................          (0.91)                 1.43
                                                              ----------            ----------
Less distributions:
  From net investment income ............................          (0.01)                (0.01)
  From net realized gains ...............................          (0.11)                   --
                                                              ----------            ----------
Total distributions .....................................          (0.12)                (0.01)
                                                              ----------            ----------

Net asset value, end of period ..........................     $    10.39            $    11.42
                                                              ==========            ==========

Total return ............................................          (8.13%)               14.26%++

Ratios/supplemental data:
Net assets, end of period (000) .........................     $   24,451            $   10,606

Ratio of expenses to average net assets:
  Before expense reimbursement ..........................           1.27%                 5.47%+
  After expense reimbursement ...........................           0.95%                 0.95%+

Ratio of net investment income to average net assets:
  After expense reimbursement ...........................           0.12%                 0.14%+

Portfolio turnover rate .................................          21.88%                20.80%

*    Commencement of operations.
+    Annualized.
++   Not Annualized.

See accompanying Notes to Financial Statements.

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                   National Asset Management Core Equity Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend

                   National Asset Management Core Equity Fund

--------------------------------------------------------------------------------

     date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year  ended  April  30,  2001,  INVESCO-National  Asset  Management
Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the year ended April 30, 2001, the Fund incurred $72,758 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at

                   National Asset Management Core Equity Fund

--------------------------------------------------------------------------------

the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2001, the Advisor reduced its fees in the amount of $46,984; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $157,391 at April 30, 2001, all of which expire in 2005.

     On April 18, 2001, the Advisor completed a merger with a wholly owned subsidiary of AMVESCAP PLC. National Asset Management Corporation business is now conducted by INVESCO, Inc.'s National Asset Management division. The fund's Board of Trustees has approved an interim advisory agreement which will be effective until the fund's shareholders approve a new advisory agreement. The terms of the interim advisory agreement are substantially the same as the terms of the prior advisory agreement.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended April 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $18,406,480 and $3,168,889 respectively.

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REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of National Asset Management Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of National Asset Management Core Equity Fund, a series of Advisor Series Trust (the "Fund") at April 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 2, 1999 (commencement of operations) to April 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
June 1, 2001

                                    ADVISOR
                  INVESCO-National Asset Management Corporation
                                  Aegon Center
                        400 West Market Street, Ste. 2500
                              Louisville, KY 40202


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                             American Data Services
                                 P. O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104